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                             THE VANTAGEPOINT FUNDS
                   VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

                         SUPPLEMENT DATED JULY 03, 2001
                              TO THE PROSPECTUS AND
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                DATED MAY 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS OR SAI.

SUBADVISER MFS CHANGES INVESTMENT STRATEGY

The paragraph describing MFS Institutional Advisors, Inc., under the heading Investment Subadvisers, should be replaced with the following paragraph:

MFS Institutional Advisors, Inc. ("MFS"), Boston, Massachusetts, invests in small- and mid-capitalization stocks, and seeks to invest primarily in rapidly growing companies that have the potential to become leaders in emerging industries. Selected companies are expected to experience earnings growth over time well in excess of the growth rated of the overall economy and the rate of inflation. Mark Regan serves as portfolio manager. Mr. Regan has been with MFS since 1989, and has been a member of the Small/Mid-Cap team at MFS since 1993.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, MFS will receive a fee based on the average daily net assets of the portion of the Fund managed by MFS at the following annual rate:

0.675%


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE